Supplement dated June 27, 2024
to the Summary Prospectus, as supplemented (as applicable) of each of the following funds:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Intermediate Duration Municipal Bond Fund	3/1/2024
Columbia Massachusetts Intermediate Municipal Bond Fund	3/1/2024
Columbia New York Intermediate Municipal Bond Fund	3/1/2024
Columbia Strategic California Municipal Income Fund	3/1/2024
Columbia Strategic New York Municipal Income Fund	3/1/2024
Columbia Funds Series Trust II
Columbia Select Global Equity Fund	3/1/2024
Columbia Seligman Global Technology Fund	3/1/2024
The Board of Trustees of the funds (each, a Fund, and collectively, the Funds) recently approved the conversion of all Class Advisor (Class Adv) shares of a Fund to Class Institutional (Class Inst) shares of the same Fund and the subsequent elimination of Class Adv as a share class of any Fund.
Effective at close of business on November 22, 2024, Class Adv shares of the Fund will be converted into Class Inst shares of the Fund. This will be a tax-free transaction for existing Class Adv shareholders. Effective on November 25, 2024, all references to Class Adv are hereby deleted from the Fund’s Summary Prospectus.
Shareholders should retain this Supplement for future reference.
SUP000_00_152_(06/24)